Exhibit 99.1

First Western Financial, Inc. The First, Western-Based Private Trust Bank Investor Presentation September 2018

Safe Harbor 2 This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of First Western’s management with respect to, among other things, future events and First Western’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about First Western’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond First Western’s control. Accordingly, First Western cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although First Western believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. All subsequent written and oral forward-looking statements attributable to First Western or persons acting on First Western’s behalf are expressly qualified in their entirety by this paragraph. We undertake no obligation to publicly update or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise (except as required by law). Certain of the information contained herein may be derived from information provided by industry sources. The Company believes that such information is accurate and the sources from which it has been obtained are reliable; however, the Company cannot guaranty the accuracy of such information and has not independently verified such information. This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of this presentation. Numbers in the presentation may not sum due to rounding. Our common stock is not a deposit or savings account. Our common stock is not insured by the Federal Deposit Insurance Corporation or any governmental agency or instrumentality. This presentation is not an offer to sell any securities and it is not soliciting an offer to buy any securities in any state or jurisdiction where the offer or sale is not permitted. Neither the SEC nor any state securities commission has approved or disapproved of the securities of the Company or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense. Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company after the date hereof.

A Wealth Manager on Private Trust Bank Platform 3 Overview Niche-focused regional wealth manager built on a private trust bank platform Headquartered in Denver, Colorado and positioned in desirable, affluent and high growth markets Target Market Households of $1+ million liquid net worth High net worth and high growth markets Colorado, Arizona, Wyoming and California Company Highlights as of 6/30/2018 Competitive Advantage (Dollars in millions, unless otherwise noted) Assets: $1,046.6 Gross Loans: $842.6 Total Deposits: $843.7 AUM: $5.4 billion CET1 Ratio: 7.04% Tier 1 Ratio: 9.42% Leverage Ratio: 7.74% TRBC Ratio: 12.12% Operates as one integrated firm, not silos Team approach benefits clients, First Western Local boutique private trust bank offices with central product experts First Western Financial, Inc. (FW) Financial Holding Company First Western Trust Bank Colorado state chartered bank (13 locations) First Western Capital Management Co. Registered investment advisor (1 location) First Western Merger Corporation State licensed insurance agency Office Locations CA AZ WY CO

First Western’s core strengths provide the foundation for driving shareholder value MYFW: Our Five Core Strengths Experienced, Tested Team Niche-focused franchise headquartered in Denver, Colorado Well-positioned in many attractive markets in Arizona, California, Colorado and Wyoming Specialized central expertise to compete with siloed national, regional firms Delivered through local, boutique trust banking teams so clients “owned” by MYFW, not associates Built in Operating Leverage Strong profit center margins at maturity, growth opportunities in current and new markets Revenue growth in both fee income and net interest income, with asset sensitive balance sheet Scalable, leverageable high fixed cost Product and Support Centers Operating expense investment already in place for growth and expansion Highly Desirable Recurring Fee Income ~50% fee income, consistently through MYFW history Primarily recurring trust and investment management (“TIM”) fees Low risk, “sticky” wealth/trust business with comprehensive product offering Multiple entry points with ConnectView® – proprietary review process to service, cross-sell Differentiated, Proven in the Marketplace At critical mass but small market share, many current and new market opportunities Proven ability to expand: (1) Organically, (2) By expansion and (3) By acquisition Few large Colorado bank alternatives for investors and clients, creating lift-out opportunities MYFW has been capital constrained: IPO provides growth capital, pay off high cost capital, debt Unique Opportunity for Investors Executives are major bank/professional firm trained, with deep relationships in communities Achieved growth through business and economic cycles, capital constraints Healthy relationship with all regulators with strong risk management culture CEO with proven track record for creating value in previous bank ownership 4

5 Rationale for Starting First Western Competition is Everyone and No One

6 Team: Ready to Take MYFW to the Next Level Name Title Years at FW Years in Industry Prior Experience Scott C. Wylie Chairman, CEO & President 16 31 Chairman & CEO, Northern Trust Bank of Colorado Chairman & CEO, Trust Bank of Colorado CEO, Equitable Bancshares of Colorado and Women’s Bank, Chairman, Equitable Bank Chairman, American Fundware President & CEO, Bank and Trust of Puerto Rico Associate, First Boston Corporation Julie A. Courkamp Chief Financial Officer & Treasurer 12 18 Assurance services with PricewaterhouseCoopers Executive roles within First Western with responsibility for Accounting & Finance, Risk, Technology and Operations John E. Sawyer Chief Investment Officer 1 25 Chief Investment & Fiduciary Officer, BBVA Compass Bank President & COO, Florida-based boutique wealth management firm Executive with Credit Suisse, Morgan Keegan & Co., and First Tennessee Capital Markets Scott J. Lawley Chief Credit Officer - 31 Sr. Credit Officer & Segment Risk Officer, Huntington National Bank Credit advisor, chief underwriter, CRE credit officer PNC Bank, US Bank Lending positions with Fleet Bank Josh M. Wilson Regional President, CO / WY 6 19 CFO, international oil and gas operating company PC President at First Western Executive with Bank One, JP Morgan and Vectra Private Bank Dan C. Thompson Regional President, AZ / CA 14 25 Team Leader within Private Wealth Advisors , Merrill Lynch Positions in the High Net Worth and Q.A. group, Charles Schwab & Co. Senior management team upgraded over past year to prepare for next phase of growth

Name Title Primary Business Scott C. Wylie Chairman, CEO & President First Western Financial, Inc. Julie A. Caponi, CPA Board Director / Trustee Former Finance Executive at Arconic, Inc. (fka Alcoa Inc.) Former audit partner at Deloitte Board member & Audit Committee chair for FCF (NYSE) David R. Duncan Board Director / Trustee Energy Winery Executive, Silver Oak Cellars Entrepreneur, board member, business leader Thomas A. Gart Board Director / Trustee Real Estate Developer Specialty Retail Executive Family business, PE investing across broad range of industries Patrick H. Hamill Board Director / Trustee Real Estate Developer Home Builder Executive Entrepreneur, business/community leader, real estate expertise Luke A. Latimer Board Director / Trustee Utility Maintenance Construction Executive Family business, public bank board Eric D. Sipf, CPA(1) Board Director / Trustee Former Healthcare Executive US Army Asset management, finance, bank board, M&A Mark L. Smith Board Director / Trustee Real Estate Developer Entrepreneur, community leadership, real estate expertise Joseph C. Zimlich, CPA Board Director / Trustee Family Office Executive Corporate leadership, board, investment management CPA license inactive. MYFW’s Sophisticated Board of Directors 7

Success in Expansion and Acquisition Growth January 2004 Acquired Westcor Insurance Group, Inc. January 2004 Acquired James Sprout & Associates, Inc. January 2004 Acquired Poudre River Valley Trust Company February 2005 Acquired Sterling Partners/ Silversmith Financial Corp September 2006 Acquired Reber/Russell Company May 2008 Asset purchase from Financial Management Advisors, LLC September 2008 Acquired Ryder, Stilwell Inc. March 2009 Asset purchase from GKM Advisors, LLC February 2012 Acquired trust department assets of First National Bank of Wyoming September 2017 Asset purchase from EMC Holdings, LLC Acquisitions Office Openings February 2011 Denver Tech Center (DTC)/Cherry Hills Englewood, CO February 2014 Jackson Hole, WY June 2005 Cherry Creek, CO September 2007 Boulder, CO January 2005 Northern Colorado Fort Collins, CO March 2004 Denver, CO January 2012 Laramie, WY September 2017 Greenwood Village, CO September 2011 Phoenix, AZ October 2015 Aspen, CO 2004 2006 2008 2010 2012 2014 2016 2018 November 2008 Scottsdale, AZ May 2008 Los Angeles, CA 8 February 2015 Fort Collins, CO

9 Currently in a Cycle of Capital Constraint Growth & Expansion Conservative Growth Capital Constrained Growth $110 $159 $327 $433 $478 $525 $509 $485 $533 $610 $673 $814 $843 $102 $147 $270 $407 $472 $530 $596 $561 $589 $710 $754 $816 $844 $1,256 $1,378 $2,133 $3,057 $4,119 $4,042 $3,952 $4,523 $4,842 $4,744 $4,926 $5,374 $5,416 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $0 $200 $400 $600 $800 $1,000 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Q2'18 Assets Under Management ($ millions) Total Deposits and Gross Loans ($ millions) Gross Loans Total Deposits Assets Under Management

MSA State Market Share Projected % Change in HHI of $200M + (2019-2024)(3) Denver-Aurora-Lakewood CO 0.45 35.49 Fort Collins CO 2.15 44.99 Phoenix-Mesa-Scottsdale AZ 0.13 41.62 Boulder CO 0.83 28.76 Jackson WY/ID 2.90 21.42 Glenwood Springs CO 1.17 24.61 National Average 31.93 10 Source: 2017 Downtown Denver Partnership Report; Ft. Collins Chamber of Commerce; University of Arizona; Fed Funds Info; Realtor.com. Source: S&P Global Market Intelligence as of 06/30/2018. Percentage income growth for households with over $200,000 in current household income (HHI). Note: Demographic data provided by Nielsen per US Census data. Small market share and growing high household income means lots of room to grow Deposits by MSA(2) First Western Market Favorability(1) 10 Great Markets, Scarce Investment Opportunity Denver, Colorado (2017) #1 best metro for small business employment #5 best economy among large U.S. cities, population tripled (’00) Employment reached record-high in 2017 (up 2.5% from 2016) Fort Collins, Colorado (2017) #1 for stable & growing housing market Manufacturing for Anheuser-Busch, Broadcom, Intel Phoenix, Arizona (2017) Total personal income rose 4.3% for state Employment increased 3.5% for state #3 in personal income growth, #5 for economic momentum Deposits by State Colorado 77% Arizona 15% Wyoming 8% As of June 30, 2018 Current Ownership Total Assets ($bn)  FirstBank Private 18.2 NBH Bank Public (NYSE: NBHC) 5.6 CoBiz Bank BOKF (Sale Pending) 3.9 Guaranty B&TC IBTX (Sale Pending) 3.8 Sunflower Bank Private 3.7 Bank of Colorado Private (Sub. of Pinnacle Bancorp-NE) 3.7 Alpine Bank Private 3.6 ANB Bank Private 2.6 Citywide Banks HTLF (Acquired in 2017) 2.3 First Western Trust Bank Public (Nasdaq: MYFW) 1.0 Colorado Chartered Banks (Assets > ~$1.0 billion) Denver, CO 44% Fort Collins, CO 20% Phoenix, AZ 15% Boulder, CO 10% Glenwood Springs, CO 3% Jackson, WY 8%

11 The Roadmap to Shareholder Value Creation Short-Term Goals Long-Term Goals Our mission is to be the BPBFWWMC – Best Private Bank for the Western Wealth Management Client We believe First Western can be a unique, niche focused regional powerhouse with high fee income and consistent strong earnings from our scalable wealth management platform Embedded earnings growth drivers Benefit from operating leverage Integrate mortgage and capital management operations Leverage other product groups Accelerate revenue growth Leverage expanded trust and IM teams Add trust and IM products, services Build traction with Wealth Advisors Add commercial banking depth Cross sales to target wealth management clients High margin products through existing channels Drive to $5 billion in total assets, $25 billion TIM assets through both organic growth and acquisitions ~50 offices $6-7 million in revenue per office 60% contribution margin per office Build footprint, scale and operating leverage with M&A Capital and earnings accretive Create, roll out virtual private bank Robo advisor tied to bank “Buy up” into expert advice Upgrade wealth management platform Fully integrated front end Sell wholesale TIM services to other banks

Finance & Accounting Risk & Compliance Enterprise Technology Human Capital Credit Analysis Bank & Trust/Investment Operations Marketing/Branding Our local, boutique private trust bank offices compete with the biggest wealth managers in the country First Western Product Groups (PG) Support Centers (SC) Profit Centers (PC) Organizational Structure Built for Scale Investment Management Fiduciary/ Trust Wealth Planning Retirement Services Insurance Mortgage Services Treasury Management Full Bank and Trust: Aspen, CO Boulder, CO Cherry Creek, CO Denver, CO DTC/Cherry Hills, CO Northern Colorado Jackson Hole, WY Scottsdale, AZ Phoenix, AZ Loan Production Offices: Ft. Collins, CO Greenwood Village, CO Trust Offices: Century City, CA Laramie, WY 12 Big operating leverage from expert, high fixed cost teams Very profitable when mature

Integrated Team Approach in Boutique Offices President Private Bankers Wealth Advisor Trust Officer 13 Lenders Portfolio Managers Team Philosophy 1. 2. 3. 4. 5. by working as a team to grow relationships Team-based incentives Relationship-based wealth management Many relationship managers to one client Product group specialists Holistic view of the client – ConnectView®

Different Paths to Profit Center Success 14 We build new offices through acquisition or de novo, and start with either banking or investment professionals Jackson Hole January 2014 Northern Colorado January 2005 Aspen October 2015 RIA, trust company acquisition Added bigger platform Rapid growth in revenues & contribution Lift-out of RIA team High fee growth Banking opportunity De novo Quick breakeven Fee income opportunity Loans: $50.5 Deposits: $43.2 AUM: $38.9 Loans: $26.2 Deposits: $39.0 AUM: $260.4 Note: Dollars in millions.

Acquire, Cross Sell Clients Using Product Groups 15 Wealth Planning Commercial Banking Investment Management Residential Mortgage Lending Retirement / 401(k) Plan Consulting Trust Wealth planning with specialized services (e.g. philanthropic) Proprietary ConnectView® approach, with access to CFPs, CPAs and estate planning attorneys Charitable giving tax strategies, deferred-compensation plans, life insurance, key person insurance Corporate loans to match specific needs Well versed in working with complex cash flows and business models Customized treasury management products and services Provide a broad range of asset and sub asset classes Create unique solutions through internal research, proprietary and third-party investment options Central team creates the platform for Portfolio Managers to service clients, manage accounts Mortgage banking specializing in high net worth lending Underwritten to Fannie Mae and Freddie Mac guidelines Portfolio lending and secondary sales Retirement plan consultants partnering with businesses to sponsor retirement plans Creative corporate retirement plan design, analysis solutions, fiduciary liability management HSAs, third party administrative services, ERISA compliance and education Fiduciary wealth management with expert review of client objectives, creating solutions Irrevocable life insurance trust, conservatorship, successor trustee, directed custodial trusteeship WY tax-exempt asset protection, special needs trusts, escrow services, family office services Our local profit centers team with specialized product experts through ConnectView®

Investment Policy Committee (IPC), Investment Management (IM), Business Development Officers (BDO). Teamwork Drives Client Satisfaction, Retention 16 Example of investment management teamwork shows how MYFW, not relationship managers, owns our clients Profit Centers Product Groups Support Centers Team Based Compensation Portfolio Managers Wealth Advisors (BDOs(1)) Wealth Planning IPC / IM Research(1) Trust Investment Operations Trust Operations Risk / Compliance Client Service Expertise Support Sales

Our High-Quality, Recurring Revenues 17 Q2 2018 Net interest income, before provision, plus non-interest income. Note: As of or for the six months ended June 30, 2018 (unaudited). Q2 2018 Gross Revenue(1) Earnings Themes Diverse, stable, desirable revenue mix Attractive markets and business model Robust earnings growth Investments made in long term growth Built-in operating leverage: Infrastructure capable of supporting a much larger bank Cost reductions Use of Proceeds Gross Revenue ($millions) 14.1% $42.4 $44.0 $50.4 $54.4 $55.2 $25.5 $29.1 December 31, 2013 December 31, 2014 December 31, 2015 December 31, 2016 December 31, 2017 H1 2017 H1 2018 Non-Interest Income Net Interest Income Non - interest Income $6.9 Million Net Interest Income $7.6 Million 52.4% 47.6%

Predictable, Growing Sources of Fee Income 18 Note: As of or for the six months ended June 30, 2018 (unaudited). AUM Composition by Account Type ($billions) YTD 2018 Non-Interest Income ($millions) Trust and Investment Management Guided architecture Customized investment solutions Internally manage ~$1.0 billion in AUM $5.4 billion Wealth Management Segment Non-Interest Income ($millions) 8.9% $14.2 million $17.7 $18.9 $9.0 $9.8 December 31, 2016 December 31, 2017 H1 2017 H1 2018 Mortgage $2.6 18.4% Bank Fees $1.1 7.5% Insurance $0.7 4.7% Other $0.2 1.4% Trust & Advisory $9.6 68.0% Managed Trust $1.4 26.6% 401(k)/ Retirement $0.8 15.2% Directed Trust $0.8 14.9% Custody $0.4 7.8% Investment Agency $1.9 35.5%

Our Balanced, Private Banking Loan Portfolio 19 Historical Gross Loans ($millions) Q2 2018 Loan Portfolio by Collateral Type (2) MYFW vs. Peers(1) – Yield on Loans Q2’18 (%) Lending Strategy MYFW uses the following Peers throughout this presentation: ALRS, BMTC, BPFH, CATC, CFR, FFWM, FRC, PGC, SYBT, TMP, TSC, UMBF, UVSP, and WASH. Source: S&P Global Market Intelligence as of June 30, 2018. As of June 30, 2018 Organic loan growth of 21%, 2016 to 2017 Added production from mortgage acquisition Return on equity based relationship pricing High net worth, relationship lending model Asset sensitive balance sheet 2013-17 CAGR= 13.8% 4.34 4.36 MYFW Peers $484.7 $532.5 $610.4 $672.8 $813.7 $842.6 2013 2014 2015 2016 2017 Q2'18 1 - 4 Family Residential 36.6% Non - owner Occupied CRE 19.5% Cash, Securities & Other 16.1% C&I 11.8% Owner Occupied CRE 11.7% C&D 4.3%

A Balanced, Growing Core Deposit Base 20 Historical Total Deposits ($millions) Deposit Composition (June 30, 2018) MYFW vs. Peers(1) – Cost of Deposits Q2’18 (%) Deposit Strategy Peers include ALRS, BMTC, BPFH, CATC, CFR, FFWM, FRC, PGC, SYBT, TMP, TSC, UMBF, UVSP, and WASH. Source: S&P Global Market Intelligence as of June 30, 2018. Increase share of wallet Relationship lending, trust/IM deposits Generate leads through BDOs and Treasury Management Core client deposits, no brokered deposits 2017-Q2’18 deposit betas in 20% - 30% range, but NIM expanding Shift to profitability analysis Treasury Desk control 2013-17 CAGR= 9.8% 0.67 0.57 MYFW Peers $561.2 $588.8 $709.9 $753.9 $816.1 $843.7 2013 2014 2015 2016 2017 Q2'18 MMDA & Savings 47.0% Jumbo Time 12.4% Retail Time 7.3% NOW & Other 8.1% DDA 25.2%

21 MYFW’s Embedded Earnings Growth Drivers Remove Capital Constraints Reduce Expenses and Improve Operating Efficiency Added Revenue Generators in 2017 - 2018 Drive Client Acquisition and Increase Share of Wallet Lowering capital costs by ~$2.7 million (after-tax) per year(1) Historical balance sheet growth was Basel III constrained to qualify as small BHC(<$1 billion in assets) Eliminated mortgage and other administrative redundancies and rent expense in 1H 2018 Capital investment in infrastructure and platform is now in place Minimal incremental back office expense needed to support continued growth Integrating technology into operations Experienced executive leadership positions added: New Colorado/Wyoming Profit Center President and Product Group President Added wealth advisors/BDOs and sales manager Adding MLOs in offices in 2018 Generate referrals for new client relationships Develop new products to meet the needs of our clients Added client relationship and profitability tools Managed centrally by treasury desk Build out existing markets and employ highly capable associates with local market experience/relationships Identify new markets to establish profit centers without a proportionate increase in product group or support center expenses Acquired Englewood Mortgage Company (“EMC”) in September 2017 Culture and product fit with proven leadership Adds portfolio jumbo mortgage loans Well connected to prominent high net worth realtors Assumes redemption of all outstanding preferred stock and subordinated notes due 2020. See next page for details.

Year Ended December 31, Six Months Ended June 30, 2018 Dollars in thousands 2013 2014 2015 2016 2017 Net interest income before provision $ 19,910 $ 20,712 $ 22,466 $ 24,457 $ 27,576 $ 14,937 (Release of) provision for credit losses (1,676) 1,455 1,071 985 788 (187) Net interest income after provision 21,586 19,257 21,395 23,472 26,788 15,124 Trust and investment management fees 20,187 20,852 20,863 20,167 19,455 9,643 Net gain on mortgage loans sold - - 3,549 6,702 3,469 2,610 Net (loss) gain on security sales (101) 321 717 114 81 - Other(2) 2,267 2,103 2,815 2,939 4,708 1,931 Non-interest income 22,353 23,276 27,944 29,922 27,713 14,184 Total Revenue $ 43,939 $ 42,533 $ 49,339 $ 53,394 $ 54,501 $ 29,308 Our Revenues have Outgrown Expenses by ~50% 22 Gross Revenue(1) ($millions) Total Non-Interest Expenses ($millions) Net interest income, before provision, plus non-interest income. Includes bank fees, risk management and insurance fees, income on bank-owned life insurance and other non-interest income. 2013-17 CAGR: 6.8% 2013-17 CAGR: 4.6% $41.4 $43.5 $45.6 $49.8 $49.5 $26.4 December 31, 2013 December 31, 2014 December 31, 2015 December 31, 2016 December 31, 2017 H1 2018 $42.4 $44.0 $50.4 $54.4 $55.2 $29.1 December 31, 2013 December 31, 2014 December 31, 2015 December 31, 2016 December 31, 2017 H1 2018

23 Year Ended December 31, Six Months Ended June 30, 2018 (Dollars in thousands) 2013 2014 2015 2016 2017 Net interest income before provision $ 19,910 $ 20,712 $ 22,466 $ 24,457 $ 27,576 $ 14,937 (Release of) provision for credit losses (1,676) 1,455 1,071 985 788 (187) Net interest income after provision 21,586 19,257 21,395 23,472 26,788 15,124 Non-interest income 22,353 23,276 27,944 29,922 27,713 14,184 Total revenue 43,939 42,533 49,339 53,394 54,501 29,308 Non-interest expense 41,366 43,502 45,636 49,823 49,494 26,370 Income before income tax 2,573 (969) 3,703 3,571 5,007 2,938 Income taxes expense (benefit) 358 (11,959) 1,053 1,269 2,984 704 Net Income 2,215 10,990 2,650 2,302 2,023 2,234 Preferred stock dividends (1,718) (2,003) (2,419) (2,840) (2,291) (1,123) Net income available to common shareholders $ 497 $ 8,987 $ 231 $ (538) $ (268) $ 1,111 See Appendix for Non-GAAP financial measures reconciled to GAAP, with the exception of March 31, 2018 and 2017 and June, 30, 2018 and 2017, which have been reviewed, none of the quarterly information has been audited or reviewed. Note: Year ended data per audited financial statements. Strong Growth in Pre-Tax, Pre-Prov. Income 2013-2017 Pre-Tax Pre-Provision Income(1) ($000s) 2017-18 Quarterly Pre-Tax Pre-Provision Income(1) ($000s) $874 $1,987 $1,892 $1,366 $1,385 June 30, 2017 September 30, 2017 December 31, 2017 March 31, 2018 June 30, 2018 $897 $486 $4,774 $4,556 $5,795 December 31, 2013 December 31, 2014 December 31, 2015 December 31, 2016 December 31, 2017

24 Six Months Ended June 30, 2018 (Dollars in thousands) As Reported Results Staffing and Other Operating Efficiencies (1) Use of Proceeds (2) Adjusted Results Additional Growth Drivers Net interest income before provision $ 14,937 - $ 276 $ 15,213 + Gross loans up 21% 2016 to 2017, 14% YOY YTD + NIM up 19 bps Q2’18 compared to Q2’17 (Release of) provision for credit losses (187) - - (187) Net interest income after provision 15,124 - 276 15,400 Non-interest income 14,184 - - 14,184 + 13% non-interest income growth June YTD 18’ vs. June YTD 17’ Total revenue 29,308 - 276 29,584 + Sales focus: Executive leadership, Wealth advisors, MLOs Non-interest expense 26,370 $ (1,100) - 25,270 + Infrastructure in place, min. increase needed to support growth Income before income tax 2,938 1,100 276 4,314 Income tax (expense)/ benefit (704) (275) (69) (1,048) + Tax rate improvement from Tax Reform Act Net Income 2,234 825 207 3,266 Preferred stock dividends (1,123) - 1,123 - Net income available to common shareholders $ 1,111 $ 825 $ 1,331 $ 3,266 + Significant earnings improvement During the six months ended June 30, 2018, we made several changes to streamline our operations and improve profitability, including consolidating administrative roles, reducing salaries and office space capacity. The consolidation of administrative roles resulted in a headcount reduction of 16 full-time equivalent employees, or 6.1% of our total headcount. We recorded pre-tax salary expense relating to these employees of $0.3 million and $0.7 million in the three and six months ended June 30, 2018. In addition, we recorded pre-tax severance costs of $0.1 million and $0.2 million in the three and six months ended June 30, 2018. Effective as of May 1, 2018, we sublet an office lease in our capital management segment at terms consistent with the current lease. We recorded pre-tax rent expense of an immaterial amount and $0.2 million for the three and six months ended June 30, 2018 relative to this lease. Assumes redemption of all outstanding preferred stock and subordinated notes due 2020. Four Key Drivers of 2018 Earnings Improvement 2 3 4 1

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Experienced, Tested Team Built-in Operating Leverage Highly Desirable Recurring Fee Income Differentiated, Proven in the Marketplace Unique Opportunity for Investors MYFW’s core strengths provide the foundation for driving shareholder value A Unique and Attractive Investment 25

Appendix

Selected Historical Consolidated Financials 27 Total loans net of loan fees and costs do not include loans held for sale of $35.1 million, $22.9 million, $8.1 million and $19.9 million on June 30, 2018 and December 31, 2017, 2016 and 2015, respectively. Year Ended December 31, Six Months Ended, (Dollars in thousands) 2013 2014 2015 2016 2017 June 30, 2018 Selected Period End Balance Sheet Data: Cash and cash equivalents $62,812 $45,906 $79,636 $62,685 $9,502 $58,464 Available-for-sale securities 75,483 84,127 66,064 97,655 53,650 47,890 Mortgage loans held for sale -- -- 19,903 8,053 22,940 35,064 Loans(1) 484,707 532,537 610,416 672,815 813,689 842,644 Allowance for loan losses 4,839 5,960 5,956 6,478 7,287 7,100 Promissory notes from related parties 24,977 25,457 19,254 10,384 5,792 2,125 Goodwill 24,811 24,811 24,811 24,811 24,811 24,811 Other intangible assets, net 3,790 2,988 2,198 1,452 1,233 773 Company owned life insurance -- 10,130 10,477 13,898 14,316 14,515 Other real estate owned, net 5,347 4,573 3,016 2,836 658 658 Total assets 696,977 752,581 857,001 915,998 969,659 1,046,573 Noninterest-bearing deposits 137,760 161,256 148,184 195,460 198,685 212,225 Interest-bearing deposits 423,443 427,587 561,753 558,440 617,432 631,517 FHLB Topeka borrowings 20,000 41,000 25,000 37,000 28,563 75,598 Convertible subordinated debentures 20,605 20,962 14,548 4,749 -- -- Subordinated notes 7,625 7,625 7,625 13,150 13,435 13,435 Credit note payable 5,952 5,036 3,936 2,736 -- -- Preferred stock (liquidation preference) 28,168 28,168 28,168 25,468 24,968 24,968 Total shareholders’ equity 70,939 80,367 87,259 95,928 101,846 104,958 Selected Income Statement Data: Interest income $25,160 $25,134 $26,370 $29,520 $33,337 $18,511 Interest expense 5,250 4,422 3,904 5,063 5,761 3,574 Net interest income 19,910 20,712 22,466 24,457 27,576 14,937 Provision (release) for credit losses (1,676) 1,455 1,071 985 788 (187) Net interest income after provision for credit losses 21,586 19,257 21,395 23,472 26,788 15,124 Trust and investment management fees 20,187 20,852 20,863 20,167 19,455 9,643 Net mortgage gain -- -- 3,549 6,702 3,469 2,610 Net realized gain (loss) on sale of securities (101) 321 717 114 81 -- Other 2,267 2,103 2,815 2,939 4,708 1,931 Non-interest income 22,353 23,276 27,944 29,922 27,713 14,184 Non-interest expense 41,366 43,502 45,636 49,823 49,494 26,370 Income (loss) before income tax 2,573 (969) 3,703 3,571 5,007 2,938 Income tax expense (benefit) 358 (11,959) 1,053 1,269 2,984 704 Net income 2,215 10,990 2,650 2,302 2,023 2,234 Preferred dividends paid to preferred shareholders 1,718 2,003 2,419 2,840 2,291 1,123 Share Data: Common shares outstanding, end of period 4,373,874 4,482,059 5,033,565 5,529,542 5,833,456 5,917,667 Weighted average outstanding shares, diluted 5,000,632 5,360,498 5,863,236 5,120,507 5,586,620 5,960,037

Holistic, Integrated Risk Management 28 Purpose Holistic approach for the oversight, control, and discipline to drive continuous improvement Everyone’s responsibility and non-compliance is not an option Governance framework for the process of anticipating, identifying, assessing, managing and monitoring risks Objectives Define risk appetite framework Define risk areas and responsibilities Identify key risk activities for the defined risk areas Establish risk tolerance for defined risk areas Establish systems for identifying and reporting risks, including emerging risks Monitor compliance with strategies designed to mitigate identified risks Ensure effective and timely implementation of corrective actions Integrate risk management framework objectives into performance evaluation framework Responsibilities ERM Committee: Oversee and support the Senior Risk Officer Establish risk tolerances and parameters (“risk appetite”) to assess risks and design adequate mitigation strategies Senior Risk Officer: ERM program to create and monitor risk management practices Perform company-wide risk assessment, including relative risk ratings Assign risk owners and approve action plans Review and monitor risk mitigation initiatives and status Review and report to ERM committee: Specific areas of risk and respective Risk Area Owner responsible for the risks existing in that area Magnitude of all material business risks Processes, procedures and controls in place to manage material risks Overall effectiveness of the risk management process Evaluate risks and provide guidance on new or proposed products, services or businesses

Key Themes of ERM– In the Business 29 Ensure Compliance Meet regulatory requirements Comply with good industry practices Effective, efficient, and smart compliance – a change agent for better business decisions Limit Potential Losses Improve Profitability Support Growth Risk Overlay for Decision Making Improve Stakeholder Management Define Governance and Organization Create appropriate transparency on risk, capital and balance-sheet usage, accounting implications Effectively limit risks and avoid reputational damage Strong risk controlling and monitoring Maintain both economic as well as accounting perspective Ensure decision-oriented processes Maintain efficient and lean risk management – standardization and differentiation Improve quality of problem loan management Optimize ALM and transfer pricing in cooperation with CFO/treasury Anticipate changes in the Company’s risk profile Ensure scalability and flexibility of core processes Improve balance-sheet management Contribute to powerful product offering Integrated risk, finance and capital perspective into business planning and management process Strong risk and finance capabilities through frontline tools, trainings, and incentives in IT/operations, HC Implement a strong risk and performance culture throughout the organization Improve planning and steering concepts, data management with CEO, CFO and treasury Satisfy Board requirements on transparency and decisions support Maintain effective relations with regulators Define risk structure’s mandate and organization, create independent risk view in core decisions Ensure CFO’s mandate and organization in capital and balance-sheet management, ALM, treasury, funding Define and implement ERM approach Ensure appropriate people development: knowledge, experience, stature, motivation and culture

Favorable Asset Quality Trends NPAs / Assets (%) NPLs / Loans (%) Net Charge-offs / Average Loans (%) Loan Loss Reserves / Gross Loans (%) 30 1.00 1.12 0.98 0.96 0.90 0.84 2013 2014 2015 2016 2017 Q2'18 0.62 0.07 0.19 0.07 0.00 0.00 2013 2014 2015 2016 2017 Q2'18 2.58 2.03 1.19 0.54 0.52 0.36 2013 2014 2015 2016 2017 Q2'18 2.56 2.04 1.20 0.70 0.50 0.35 2013 2014 2015 2016 2017 Q2'18

31 First Western Capital Management First Western Mortgage Services In late 2016, we closed our loan production office in Scottsdale, Arizona due to a lack of cultural fit and for not aligning with our long term mortgage strategy That location funded $149.8 million of mortgages during the first three quarters of 2016 which resulted in net gain on mortgage loans sold decreasing by $3.2 million in 2017 compared to 2016 To optimize our mortgage operation and to pursue our long term strategy of focusing on high net worth mortgage lending, we acquired assets of Englewood Mortgage Company (Greenwood Village LPO) in September 2017 In late 2016, we proactively terminated a senior portfolio manager and filed a lawsuit against this individual for various violations of his employment agreement This departure led to client attrition and had an approximate $1.4 million unfavorable revenue impact in 2017 In late 2017, we settled the lawsuit with the portfolio manager in favor of First Western for $0.8 million Fluctuations in 2016 & 2017 financial results can be attributed to the following two business segments: Notes on Historical Financial Statements

32 Non-GAAP Reconciliation Consolidated Pre-tax Pre-provision Income For the Three Months Ended, (Dollars in thousands) June 30, 2017(1) September 30, 2017(1) December 31, 2017(1) March 31, 2018(1) June 30, 2018(1) Net Income, as reported $404 $2,746 $(1,650) $1,186 $1,048 Provision for loan losses 262 306 (3) (187) -- Income tax expense (benefit) 208 (1,065) 3,545 367 337 Pre-tax, Pre-provision Income $874 $1,987 $1,892 $1,366 $1,385 Consolidated Pre-tax Pre-provision Income As of December 31, (Dollars in thousands) 2013 2014 2015 2016 2017 Net Income, as reported $2,215 $10,990 $2,650 $2,302 $2,023 Provision for loan losses (1,676) 1,455 1,071 985 788 Income tax expense (benefit) 358 (11,959) 1,053 1,269 2,984 Pre-tax, Pre-provision Income $897 $486 $4,774 $4,556 $5,795 Quarterly information has not been audited or reviewed, except March 31, 2018 and 2017 and June 30, 2018 and 2017, which have been reviewed. Tangible Common Equity Per Share As of June 30, (Dollars in thousands, except per share data) 2017 2018 Total shareholders’ equity $97,039 $104,958 Less Preferred stock 25,468 24,968 Goodwill 24,811 24,811 Intangibles, net 1,082 773 Tangible common equity $45,678 $54,406 Common shares outstanding, end of period 5,544,078 5,917,667 Tangible common book value per share $8.24 $9.19